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                                                                   EXHIBIT 10-AG



                                  May 6, 1996




FoxMeyer Health Corporation
1220 Senlac Drive
Carrollton, Texas 75006
Attn:    Mr. Grady E. Schleier
         Vice President and Treasurer

         Re:     Loan Agreement dated as of January 13, 1994, by and among
FoxMeyer Health Corporation (f/k/a National Intergroup, Inc.; the "Borrower"), the Banks who are parties thereto (the "Banks") and Banque Paribas as Agent for such Banks ("Agent"), as amended (the "Loan Agreement"); Ninth Amendment to Loan Agreement

Dear Mr. Schleier:

         Reference is made to the definition of the term "Maturity Date" contained in Section 1.2 of the Loan Agreement which provides that "Maturity Date" means May 6, 1996. All defined terms used herein but not defined herein shall have the meanings therefor set forth in the Loan Agreement.

         You have requested that the Banks extend the Maturity Date of the Loans to May 7, 1996. In accordance with your request, please be advised that the definition of the term "Maturity Date" in Section 1.2 of the Loan Agreement is amended and restated to read in its entirety as follows:

                 "'Maturity Date'.  Means May 7, 1996."

         The amendment contained in this letter shall be limited strictly as written and shall not be deemed to constitute an amendment or waiver of, or any consent to noncompliance with, any term or provision of the Loan Agreement except as expressly set forth herein. Except for the amendment expressly set forth herein, all terms and provisions of the Loan Agreement shall remain unchanged and in full force and effect and are hereby ratified and confirmed. The Agent and the Banks shall not have any obligation whatsoever to further extend the Maturity Date or to amend the Loan Agreement or any other Loan Document in any respect.





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FoxMeyer Health Corporation
May 6, 1996
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         If all of the terms and provisions of this letter are acceptable to the Borrower, please indicate the Borrower's agreement to such terms and provisions by executing a duplicate copy of this letter in the space provided below and returning the same to the Agent.

                                  Sincerely,

                                  BANQUE PARIBAS


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                                  CREDIT LYONNAIS NEW YORK BRANCH


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AGREED TO AND ACCEPTED
AS OF MAY 6, 1996:

FOXMEYER HEALTH CORPORATION

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